UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

Commission File Number: 000-56603

Sky Century Investment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	45-5243254
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 Emerald Vista Way #233, Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

(205) 238 7735

info@skygcbd.com

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Appointment of Directors.

On February 23, 2026, the Board of Directors (the “Board”) of Sky Century Investment, Inc. (the “Company”) appointed Stefan Andrzej Rybalka and Patryk Milkowski to serve as independent directors of the Company, effective immediately. The Board has determined that Mr. Rybalka and Mr. Milkowski meet the applicable independence requirements under the rules and regulations of the U.S. Securities and Exchange Commission and the Company’s corporate governance standards.

Stefan Andrzej Rybalka holds a degree in Finance from WSB University in Dabrowa Gornicza, Poland. Mr. Rybalka has over eight years of professional experience in operational management within finance and technology-focused organizations. His background includes oversight of internal operations, budget planning and coordination, performance analysis, and implementation of operational efficiency initiatives.

Patryk Milkowski is currently pursuing a degree in Computer Science at Wroclaw University of Science and Technology. Since 2023, Mr. Milkowski has been involved in technology and finance-related initiatives, focusing on fintech systems, backend development, and data-driven financial analysis. His experience includes software development support, financial modeling, and assisting in the implementation of digital infrastructure solutions for early-stage ventures.

There are no arrangements or understandings between either Mr. Rybalka or Mr. Milkowski and any other person pursuant to which either was appointed as independent directors of the Company. There are no family relationships between either Mr. Rybalka or Mr. Milkowski and any director or executive officer of the Company. Neither Mr. Rybalka nor Mr. Milkowski is a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

As of the date of this Current Report on Form 8-K, the Company has not entered into any compensatory arrangement with either Mr. Rybalka or Mr. Milkowski in connection with their service as independent directors. Any such arrangements, if and when established, will be disclosed as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY CENTURY INVESTMENT, INC.

Date: February 25, 2026	By:	/s/ Nataliia Petranetska
	Name:	Nataliia Petranetska
	Title:	President, Director, Treasurer & Chief Executive and Financial Officer